Exhibit 10.29

SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT

SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of January 31, 2018 (this “Amendment”), by and between DB LOAN NT-II, LLC, a Delaware limited liability company (“Master Seller”), and DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, a branch of a foreign banking institution (“Buyer”), and acknowledged and agreed to by CREDIT RE OPERATING COMPANY, LLC, a Delaware limited liability company (“Sponsor”), and DB LOAN MEMBER NT-II, LLC, a Delaware limited liability company (“Member”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Repurchase Agreement (as hereinafter defined).

RECITALS

WHEREAS, Master Seller and Buyer are parties to that certain Master Repurchase Agreement, dated as of July 2, 2014 (as amended, modified and/or restated, the “Repurchase Agreement”) between Master Seller and Buyer;
WHEREAS, NorthStar Real Estate Income II, Inc., a Maryland corporation (“NS Income II”), and NorthStar Real Estate Income Operating Partnership II, LLC, a Delaware limited liability company (formerly known as NorthStar Real Estate Income Operating Partnership II, LP, “Operating Partnership”; and together with NS Income II, “Original Sponsor”) guaranteed the obligations of Seller under the Repurchase Agreement and the other Transaction Documents pursuant to that certain Guaranty, dated as of July 2, 2014 (as amended, modified and/or restated, the “Original Guaranty”), from Original Sponsor to Buyer;
WHEREAS, Member guaranteed the obligations of Seller under the Repurchase Agreement and the other Transaction Documents pursuant to that certain Member Guaranty, dated as of July 2, 2014 (as amended, modified and/or restated, the “Member Guaranty”), from Member to Buyer;

WHEREAS, Master Seller and Buyer amended the Repurchase Agreement pursuant to that certain First Amendment to Master Repurchase Agreement, dated as of January 6, 2016 (the “First Amendment”), by and between Master Seller and Buyer, and acknowledged and agreed to by Original Sponsor and Member;

WHEREAS, pursuant to a certain combination agreement, dated as of August 25, 2017 (as amended, modified and/or restated, the “Combination Agreement”), Original Sponsor and certain of its Affiliates agreed to enter into certain transactions (collectively, the “Combination”) with certain subsidiaries of Colony NorthStar, Inc. (“CLNS”) including the merger of NS Income II and certain of its Affiliates in all-stock mergers into Colony NorthStar Credit Real Estate, Inc. (“CLNS Credit RE”);

WHEREAS, in connection with the Combination, Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof, and Buyer wish to further amend and modify the Repurchase Agreement upon the terms and conditions hereinafter set forth; and

WHEREAS, in connection with the Combination, Credit RE Operating Company, LLC, a Delaware limited liability company (“Sponsor”) that is the wholly-owned subsidiary of CLNS Credit RE, has guaranteed the obligations of Seller under the Repurchase Agreement and the other Transaction Documents pursuant to an Amended and Restated Guaranty, dated as of the date hereof (the “A&R Guaranty”), from Sponsor to Buyer, which A&R Guaranty amends and restates the Original Guaranty.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof, and Buyer hereby agree that the Repurchase Agreement shall be amended and modified as follows:

1.Amendments to the Repurchase Agreement.
(a)    The following defined terms are hereby added to Section 2(a) of the Repurchase Agreement (in the proper alphabetical order):
“CLNS Credit RE” shall mean Colony NorthStar Credit Real Estate, Inc., a Maryland corporation.
“Financing Fee” shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Financing Fee Rate to the then outstanding Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on the date of determination (reduced by any amount of such Financing Fee previously paid by Seller to Buyer with respect to such Transaction).
“Financing Fee Cap” shall have the meaning specified in Section 3(o).
“Financing Fee Rate” shall have the meaning specified in Section 3(o).
“Financing Fee Payee” shall have the meaning specified in Section 3(o).
“Second Amendment” shall mean that certain Second Amendment to Master Repurchase Agreement, dated as of January 31, 2018, by and between Master Seller and Buyer, and acknowledged and agreed to by Sponsor and Member.
(b)Section 2(a) of the Repurchase Agreement is hereby amended by deleting the definitions of “NSAM”, “NSAM Spin-Off” and “NS Income II” in its entirety.
(c)Section 2(a) of the Repurchase Agreement is hereby amended by deleting the definitions of “Asset Management Agreement”, “Change of Control”, “Guaranty”, “Manager” and “Sponsor” in their entirety and replacing same with the following:

“Asset Management Agreement” shall mean that certain Management Agreement, dated as of January 31, 2018, by and among CLNS Credit RE, Sponsor and Manager, or such other asset management or advisory agreement with respect to CLNS Credit RE acceptable to Buyer in its reasonable discretion, in each case, as same shall be amended, modified and/or restated from time to time.

“Change of Control” shall mean any of the following events shall have occurred without the prior written approval of Buyer: (i) if Manager is no longer the manager of CLNS Credit RE; (ii) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the 1934 Act) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the beneficial owner, directly or indirectly, of 49% or more of the total voting power of all classes of ownership interests of CLNS Credit RE, entitled to vote generally in the election of the directors (or the applicable equivalent) of such Person; (iii) CLNS Credit RE shall cease to own, of record and beneficially, 51% or more of the ownership interests of Sponsor and Control Sponsor; (iv) Sponsor shall cease to own, of record and beneficially, 100% of the ownership interests in Member and Control Member; or (v) Member shall cease to own, of record and beneficially, 100% of the ownership interests in Seller and Control Seller.
“Guaranty” shall mean that certain Amended and Restated Guaranty, dated as of January 31, 2018, from the Sponsor to Buyer, as the same may be amended, modified and/or restated from time to time.
“Manager” shall mean CLNC Manager, LLC, a Delaware limited liability company.
“Sponsor” shall mean Credit RE Operating Company, LLC, a Delaware limited liability company.
(d)Section 3 of the Repurchase Agreement is hereby amended by inserting the following new Section 3(o):
(o)    Without limiting the provisions of Sections 5(c), 5(d), 5(e), 26, 27 or 30(d) hereof or any other provisions hereof or of the other Transaction Documents, unless otherwise expressly set forth in a Confirmation with respect to a specific Purchased Loan, Master Seller, on behalf of itself and each Series Seller that may be a party to a Transaction hereunder, and Buyer hereby agree that Seller shall be obligated to pay to the party designated in such Confirmation (the “Financing Fee Payee”), for each Transaction, a Financing Fee at a rate specified by Buyer in its sole and absolute discretion (for each Transaction, the “Financing Fee Rate”) as set forth in the Confirmation related to such Transaction, which Financing Fee Rate shall not exceed the cap specified in such Confirmation (the “Financing Fee Cap”). The accrued but unpaid Financing Fee with respect to a Purchased Loan shall be payable on each Remittance Date, and shall be remitted by Depository to the Financing Fee Payee for such Purchased Loan from the Cash Management Account on each Remittance Date pursuant to the provisions of Sections 5(c)(v), 5(d)(v) or 5(e)(v), as applicable.

For the avoidance of doubt: (i) if no Financing Fee Rate is specified in the applicable Confirmation, the amount of corresponding Financing Fee shall be zero, (ii) if a Financing Fee Rate is specified in the applicable Confirmation for a Transaction, it shall be expressed as a percentage or as basis points, and (iii) in no event shall Seller be obligated to pay Financing Fees in excess of the Financing Fee Cap with respect to any Transaction
(e)Section 11(i) of the Repurchase Agreement is hereby amended by deleting the paragraph after Section 11(i)(iv) and replacing such paragraph with the following:
“Documents required to be delivered pursuant to the foregoing may be delivered by electronic communication (including email or otherwise) and if so delivered, shall be deemed to have been delivered on the date (i) on which the applicable party transmits such documents via email, (ii) on which the applicable party posts such documents, or provides a link thereto, on the applicable party’s website on the Internet at the website address listed on Schedule 1 attached to the Second Amendment (which website address may be updated by Seller by written notice to Buyer), or (iii) on which such documents are posted on the applicable party’s behalf on an Internet or intranet website, if any, to which Buyer has access (whether a commercial, third-party website or whether sponsored by Buyer). Seller shall use reasonable efforts to deliver electronic notice to Buyer promptly after the posting of any financial statements or documents required to be delivered hereunder to the applicable party’s Internet or intranet website together with a link to such posted or filed financial statements or documents.”
(f)Exhibit I to the Repurchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.
(g)Exhibit VII to the Repurchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit B attached hereto.
2.    Amendment of Transaction Documents. From and after the date hereof, all references in the Repurchase Agreement to “this Agreement” and all references in the other Transaction Documents to “the Repurchase Agreement” shall be deemed to refer to the Repurchase Agreement as amended and modified by the First Amendment and this Amendment, and as same may be further amended, modified and/or restated.
3.    Consent to Combination. Buyer hereby consents to the Combination and Sponsor replacing Original Sponsor as guarantor under the Guaranty.
4.    Due Authority. Each of Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof, Sponsor and Member hereby represents and warrants to Buyer that, as of the date hereof, (i) it has the power to execute, deliver and perform its respective obligations under this Amendment, (ii) this Amendment has been duly executed and delivered by it for good and valuable consideration, and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, and (iii) neither the execution and delivery of this Amendment, nor the consummation by it of the transactions contemplated by this Amendment, nor compliance by it with the terms, conditions and provisions of this Amendment will conflict with or result in a breach of any of the terms, conditions or provisions of (A) its organizational documents, (B) any contractual obligation to which it is now a party or the rights under which have been assigned to it or the obligations under which have been assumed by it or to which its assets are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of it’s assets, other than pursuant to this Amendment, (C) any judgment or order, writ, injunction, decree or demand of any court applicable to it, or (D) any applicable Requirement of Law, in the case of clauses (A)-(C) above, to the extent that such conflict or breach is reasonably likely to result in a Material Adverse Effect.
5.    Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
7.    Reaffirmation of Guaranty and Member Guaranty. Sponsor acknowledges the amendments and modifications of the Repurchase Agreement pursuant to this Amendment and hereby ratifies and reaffirms all of the terms, covenants and conditions of the Guaranty and agrees that the Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms. Member acknowledges the amendments and modifications of the Repurchase Agreement pursuant to this Amendment and hereby ratifies and reaffirms all of the terms, covenants and conditions of the Member Guaranty and agrees that the Member Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms.
8.    Repurchase Agreement and Transaction Documents in Full Force and Effect. Except as expressly amended hereby, Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof, Sponsor and Member acknowledge and agree that all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects.
9.    Termination of Side Letters.    The parties hereby agree that those certain side letters, dated as of December 31, 2015, among Master Seller, Buyer, Original Sponsor and Member relating to asset management fees and spread adjustments for Transitional Loans, respectively, are hereby terminated and shall be of no further force or effect.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH
By:/s/ Dean Aotani
Name: Dean Aotani Title: Managing Director
By:/s/ R. Christopher Jones
Name: R. Christopher Jones Title: Director

MASTER SELLER:

DB LOAN NT-II, LLC

By: DB Loan Member NT-II, LLC, its sole member

By: NorthStar Real Estate Income Operating
Partnership II, LLC, its sole member

By: Credit RE Operating Company, LLC, its sole
member

By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

ACKNOWLEDGED AND AGREED TO
AS OF JANUARY 31, 2018:

SPONSOR:

CREDIT RE OPERATING COMPANY, LLC,
a Delaware limited liability company

By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

MEMBER:

DB LOAN MEMBER NT-II, LLC,
a Delaware limited liability company

By: NorthStar Real Estate Income Operating
Partnership II, LLC, its sole member

By: Credit RE Operating Company, LLC,
its sole member

By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

EXHIBIT A
REPLACEMENT EXHIBIT I

EXHIBIT I
CONFIRMATION STATEMENT
DEUTSCHE BANK AG,
Cayman Islands Branch
Ladies and Gentlemen:
Deutsche Bank AG, Cayman Islands Branch, is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Deutsche Bank AG, Cayman Islands Branch shall purchase from you the Purchased Loans identified on Schedule 1 attached hereto, pursuant to the terms of that certain Master Repurchase Agreement, dated as of July 2, 2014 (as amended, modified and/or restated, the “Agreement”), between Deutsche Bank AG, Cayman Islands Branch (“Buyer”) and DB Loan NT-II, LLC (“Master Seller”; together with the Series Seller (as defined in the Agreement) identified below, collectively, “Seller”). Capitalized terms used herein without definition have the meanings given in the Agreement.

Series Seller:	[______________________]
Purchase Date:	[___________]
Purchased Loan:	[___________]
Principal Balance of Purchased Loan:	[___________]
Repurchase Date:	[___________] (provided, if the Facility Termination Date is extended pursuant to Section 3 of the Letter Agreement, the Repurchase Date shall automatically be extended to such date)
Purchase Date Market Value:	[___________]
Purchase Date Market Value Percentage:	[___________]
Actual Original Purchase Percentage:	[___________]
Maximum Original Purchase Percentage:	[___________]
Purchase Price:	[___________]
Initial Pricing Rate:	[___________]

Applicable Spread:	[___________]
Purchased Loan Type:	[___________]

[Subject to Approved Transaction (Y/N):]	[___________]
Financing Fee:	[___________]
Financing Fee Cap:	[___________]
Asset Manager:	[___________]

Representations and Warranties:	See Schedule 2 attached hereto

Exceptions to Representations and Warranties:	See Schedule 3 attached hereto

Name and address for communications:
Buyer:
Deutsche Bank AG, Cayman Islands Branch
60 Wall Street
New York, New York 10005
Attention: Dean Aotani
Telephone: (212) 250-6870
Telecopy: (212) 797-5630
Email: dean.aotani@db.com

With copies to:
Deutsche Bank AG, Cayman Islands Branch
60 Wall Street
New York, New York 10005
Attention: General Counsel

and

Deutsche Bank AG, Cayman Islands Branch
60 Wall Street
New York, New York 10005
Attention: Robert W. Pettinato Jr.
Telephone: (212) 250-5579
Telecopy: (212) 797-0286
Email: robert.pettinato@db.com

and

Deutsche Bank AG, Cayman Islands Branch
60 Wall Street
New York, New York 10005
Attention: [___________]
Telephone: (212) 250-[____]
Telecopy: [___________]
Email: [___________]

Seller:
DB LOAN NT-II, LLC
c/o Colony NorthStar, Inc.
590 Madison Avenue, 34th Floor
New York, New York 10022
Attention: David A. Palamé
Email: dpalame@clns.com
Fax: (646) 837-5323

With copies to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036
Attention: Daniel L. Stanco, Esq.
Email: daniel.stanco@ropesgray.com
Fax: (646) 728-1677

[SIGNATURE PAGES FOLLOW]

BUYER:
DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH
By:________________________________
Name:_____________________________
Title:______________________________
By:________________________________
Name:_____________________________
Title:______________________________

AGREED AND ACKNOWLEDGED:
MASTER SELLER:

DB LOAN NT-II, LLC

     By: DB Loan Member NT-II, LLC, its sole
member

         By: NorthStar Real Estate Income Operating
Partnership II, LLC, its sole member

           By: Credit RE Operating Company, LLC, its
sole member

                  By:
                  Name:
                  Title:

SERIES SELLER:

DB LOAN NT-II, LLC – SERIES [___________],
a series of DB Loan NT-II, LLC, a Delaware
limited liability company

By:    DB Loan Member NT-II, LLC, its sole
member

By: NorthStar Real Estate Income Operating
Partnership II, LLC, its sole member

By: Credit RE Operating Company, LLC, its
sole member

By:_______________________________
Name:
Title:

SCHEDULE 1 TO CONFIRMATION
(PURCHASED LOAN)

SCHEDULE 2 TO CONFIRMATION
(REPRESENTATIONS AND WARRANTIES)

[** Exhibit VI to Master Repurchase Agreement then in effect to be attached.**]

SCHEDULE 3 TO CONFIRMATION
(EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES)

EXHIBIT B
REPLACEMENT EXHIBIT VII

EXHIBIT VII

ORGANIZATIONAL CHART

Colony NorthStar Credit Real Estate, Inc. (NYSE: CLNC)
Post-Combination Structure Chart (DB)

Colony NorthStar, Inc.
Public Stockholders (incl. former NSI & NSII shareholders)
Colony Capital Operating Company, LLC (Delaware)
100% (indirectly)
Colony NorthStar Credit Real Estate, Inc. (Maryland) REIT
Management Agreement
CLNC Manager, LLC
Credit RE Operating Company, LLC (Delaware)
100%
NorthStar Real Estate Income Trust Operating Partnership, LLC (Delaware)
100%
NorthStar Real Estate Income Operating Partnership II, LLC (Delaware)
100%
NS Income DB Loan Member, LLC (Delaware)
100%
NS Income DB Loan, LLC (Delaware)
100%
DB Loan Member NT-II, LLC (Delaware)
100%
DB Loan NT-II, LLC (Delaware)

As of January 31, 2018

SCHEDULE 1

http://ir.clncredit.com/financial-information/sec-filings